                                                                    EXHIBIT 21.1

                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

MCI WORLDCOM, Inc. (Parent)                               Georgia

Com Systems, Inc.                                       California

Healan Communications, Inc.                               Georgia

Military Communications Center, Inc.                     Delaware

Touch 1 Long Distance, Inc.                               Alabama

TransCall America, Inc.                                   Georgia

WorldCom Federal Systems, Inc.                           Delaware

IDB London Gateway Limited (50%)                      United Kingdom

WorldCom Caribbean, Inc.                                 New York

WorldCom Network Services Asia, Inc.                      Korea

WorldCom International, Inc.                             Delaware

MCI WorldCom Deutschland GmbH                            Germany

MCI WorldCom S.A.                                         France

MCI WorldCom (Ireland) Limited                           Ireland

IDB Communications Group Limited                      United Kingdom

WorldCom Wireless, Inc.                                  Arizona

TTI National, Inc.                                      Delaware

BLT Technologies, Inc.                                 Washington

CS Network Services, Inc.                              California

TMC Communications, Inc.                               California

Western Business Network, Inc.                         California

MCI WorldCom Management Company, Inc.                   Delaware

WorldCom Purchasing, LLC                                Delaware

Centex Telemanagement, Inc.                             Delaware

Centex Telemanagement of California, Inc.               Delaware

MFS Foreign Personnel, Inc.                            California

MFS Telecom, Inc.                                       Delaware

Chicago Fiber Optic Corporation                         Illinois

Fibernet, Inc.                                          Delaware

FiberNet Rochester, Inc.                                Delaware

Institutional Communications Company                    Virginia

Northeast Networks, Inc.                                Delaware

MFS Telephone, Inc.                                     Delaware

MFS Telephone of Missouri, Inc.                         Missouri


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1

                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------
MFS Telephone of New Hampshire, Inc.                 New Hampshire

MFS Telephone of Virginia, Inc.                        Virginia

MFSA Holding, Inc.                                     Delaware

Metrex Corporation                                     Georgia

Metropolitan Fiber Systems/McCourt, Inc.               Delaware

Metropolitan Fiber Systems of Alabama, Inc.            Delaware

Metropolitan Fiber Systems of Arizona, Inc.            Delaware

Metropolitan Fiber Systems of Baltimore, Inc.          Delaware

Metropolitan Fiber Systems of California, Inc.         Delaware

Metropolitan Fiber Systems of Columbus, Inc.           Delaware

Metropolitan Fiber Systems of Connecticut, Inc.        Delaware

Metropolitan Fiber Systems of Dallas, Inc.             Delaware

Metropolitan Fiber Systems of Delaware, Inc.           Delaware

Metropolitan Fiber Systems of Denver, Inc.             Delaware

Jones Lightwave of Denver, Inc.                        Colorado

Metropolitan Fiber Systems of Detroit, Inc.            Delaware

Metropolitan Fiber Systems of Florida, Inc.            Delaware

Metropolitan Fiber Systems of Hawaii, Inc.             Delaware

Metropolitan Fiber Systems of Houston, Inc.            Delaware

Metropolitan Fiber Systems of Indianapolis, Inc.       Delaware

Metropolitan Fiber Systems of Iowa, Inc.               Delaware

Metropolitan Fiber Systems of Kansas, Inc.             Delaware

Metropolitan Fiber Systems of Kentucky, Inc.           Delaware

Metropolitan Fiber Systems of Massachusetts, Inc.      Delaware

Metropolitan Fiber Systems of
   Minneapolis/St. Paul, Inc.                          Delaware

Metropolitan Fiber Systems of Kansas City,
   Missouri, Inc.                                      Missouri

Metropolitan Fiber Systems of Nebraska, Inc.           Delaware

Metropolitan Fiber Systems of Nevada, Inc.             Delaware

Metropolitan Fiber Systems of New Hampshire, Inc.    New Hampshire

Metropolitan Fiber Systems of New Jersey, Inc.         Delaware

Metropolitan Fiber Systems of New Orleans, Inc.        Delaware

Metropolitan Fiber Systems of New York, Inc.           Delaware

Metropolitan Fiber Systems of North Carolina, Inc.     Delaware

Metropolitan Fiber Systems of Ohio, Inc.               Delaware

Metropolitan Fiber Systems of Oklahoma, Inc.           Delaware

Metropolitan Fiber Systems of Oregon, Inc.             Delaware


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1

                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

Metropolitan Fiber Systems of Philadelphia, Inc.       Delaware

Metropolitan Fiber Systems of Pittsburgh, Inc.         Delaware

Metropolitan Fiber Systems of Rhode Island, Inc.       Delaware

Metropolitan Fiber Systems of Seattle, Inc.            Delaware

Metropolitan Fiber Systems of St. Louis, Inc.          Missouri

Metropolitan Fiber Systems of Tennessee, Inc.          Delaware

Metropolitan Fiber Systems of Virginia, Inc.           Delaware

Virginia Metrotel, Inc.                                Virginia

Metropolitan Fiber Systems of Wisconsin, Inc.          Delaware

MFS/C-TEC                                              Delaware

WorldCom ICC, Inc.                                     Delaware

MCI WORLDCOM Communications, Inc.                      Delaware

MCI WORLDCOM Communications of Virginia, Inc.          Virginia

MFS Datanet, Inc.                                      Delaware

MFS International Holdings, L.L.C.                     Delaware

MFS Globenet, Inc.                                     Delaware

WorldCom Overseas Holdings, Inc.                       Delaware

MFS CableCo U.S., Inc.                                 Delaware

MCI WorldCom Global Networks Limited                   Bermuda

MCI WORLDCOM Global Networks U.S., Inc.                Delaware

MCI Telecommunications Ltd                          United Kingdom

MCI WorldPhone Limited                              United Kingdom

Gemini Submarine Cable System Limited (50%)            Bermuda

Gemini Submarine Cable System (UK) Limited (50%)    United Kingdom

Gemini Submarine Cable System, Inc. (50%)              Delaware

MCI WorldCom Limited                                United Kingdom

MK International Ltd                                United Kingdom

McCourt Cable and Communications Ltd                United Kingdom

WorldCom Holding (Hong Kong) Limited                   Hong Kong

MCI WorldCom Asia Pacific Limited                   Cayman Islands

WorldCom Development S.A.                               Belgium

N.V. WorldCom S.A. (50%)                                Belgium

MFS Communications of Canada, Inc.                       Canada

MCI WorldCom A/S                                        Denmark

MFS Communications SA                                   France

MFS Communications GmbH                                 Germany

   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

MKI GmbH                                                          Germany

MEDUSA Beteiligungsverwaltungs-Gesellschaft Nr. 32 mbH            Germany

MCI WorldCom B.V.                                               Netherlands

MCI WorldCom S.p.A.                                                Italy

MCI WorldCom Japan Limited                                         Japan

WorldCom East, Inc.                                               Delaware

MCI WorldCom Aktiebolag                                            Sweden

MCI WorldCom A.G.                                               Switzerland

MK International Project Management S.L.                           Spain

MCI WorldCom (Spain), S.A.                                         Spain

MCI WorldCom Telecommunication Services Austria
Gesellschaft m.b.H.                                               Austria

MCI WorldCom Asia Pte. Limited                                   Singapore

MCI WorldCom Australia Pty Limited                               Australia

MCI WorldCom Communications Japan Ltd.                             Japan

MCI WorldCom Korea Limited                                         Korea

MCI WorldCom Finland Oy                                           Finland

MCI WorldCom New Zealand Limited                                New Zealand

MCI WorldCom AS                                                   Norway

WorldCom Northern Limited                                      United Kingdom

MFS Network Technology Ltd                                     United Kingdom

MKI Cellular Limited                                           United Kingdom

MK International Project Management Pty Limited                  Australia

MK International Project Management Pte Limited                  Singapore

MK International S.r.l.                                            Italy

M.K. International SA                                              France

MCI WorldCom Malaysia SDN.BHD                                    Malaysia

MCI WorldCom Holding B.V.                                       Netherlands

MCI Finance Limited                                           United Kingdom

UUNET Technologies, Inc.                                         Delaware

Compuplex Incorporated                                              Ohio

UUNET Australia Ltd.                                             Delaware

UUNET Holdings Corp.                                             Delaware

UUNET International Ltd.                                         Delaware

UUNET Japan Ltd.                                                 Delaware

WorldCom Advanced Networks Services Integration Group
  Southwest, Inc.                                                 Texas

UUNET Caribbean, Inc.                                            Delaware

   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------
UUNET Argentina S.R.L.                                           Argentina

Big Networks Australia P/L                                       Australia

CMIST Pty Limited                                                Australia

Cyber Publications P/L                                           Australia

NET TV Australia P/L                                             Australia

OzEmail Fax Investments Pty Limited                              Australia

OzEmail Interline P/L                                            Australia

OzEmail Pty Limited                                              Australia

OzEmail Technologies P/L (80%)                                   Australia

Power Up Pty Limited (55%)                                       Australia

SE Network Access Pty Limited (60%)                              Australia

UUNET Holdings Australia Pty Ltd.                                Australia

Web Wide Media Pty Limited P/L                                   Australia

WorldCom Advanced Network International Pty Ltd.                 Australia

UUNET GmbH                                                        Austria

UUNET Caribbean, Inc.                                            Barbados

INnet Belgie N.V.                                                 Belgium

INnet International N.V.                                          Belgium

UUNET Pipex Belgium, N.V.                                         Belgium

UUNET Brasil L.T.D.A.                                             Brazil

UUNET Canada, Inc.                                                Canada

UUNET International (Chile) Limitada                              Chile

UUNET ApS                                                        Denmark

ANS France S.A.R.L.                                               France

UUNET France S.A.                                                 France

UUNET Deutschland GmbH                                           Germany

UUNET Holdings GmbH                                              Germany

UUNET Hong Kong Limited                                         Hong Kong

WorldCom Advanced Networks Hong Kong, Ltd.                      Hong Kong

UUNET Hungary Kft                                                Hungary

UUNET Ireland Limited                                            Ireland

UUNET Italia S.R.L.                                               Italy

UUNET Japan K.K.                                                  Japan

UUNET Korea Chusik Hosea                                          Korea

INnet Luxembourg S.A.                                          Luxembourg

UUNET Mexico, S. de R. L. de C.V.                                Mexico

   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

INnet Netherlands                                       Netherlands

Internet Connect Centre B.V.                            Netherlands

InterNLnet B.V.                                         Netherlands

UUNET Development B.V.                                  Netherlands

UUNET European Operations Center B.V.                   Netherlands

UUNET Holdings B.V.                                     Netherlands

UUNET Pipex B.V.                                        Netherlands

UUNET Services Amsterdam B.V.                           Netherlands

UUNET Services B.V.                                     Netherlands

Debrant Limited                                         New Zealand

Voyager NZ Limited                                      New Zealand

UUNET Norway AS                                            Norway

CNS Information (S) Pte. Ltd.                            Singapore

UUNET Equipment Singapore Pte. Ltd.                      Singapore

UUNET Singapore Pte. Ltd.                                Singapore

UUSociedad Espanola de Servicios de Internet,
  UUNET, S.L.                                              Spain

UUNET Sweden AB                                            Sweden

UUNET Schweiz GmbH                                       Switzerland

WorldCom Advanced Networks AG                            Switzerland

UUNET Taiwan Ltd.                                          Taiwan

ANS Communications Europe Ltd.                               UK

Interline Limited                                            UK

The Public IP Exchange Limited                               UK

Unipalm Limited                                              UK

Unipalm Group plc                                            UK

WorldCom Advanced Networks Consulting Limited                UK

WorldCom Advanced Networks Limited                           UK

ALD Communications, Inc.                                 California

Bittel Telecommunications Corporation                    California

Brooks Fiber Properties, Inc.                             Delaware

BFC Communications, Inc.                                   Nevada

Brooks Fiber Communications-LD, Inc.                       Nevada

Brooks Fiber Communications of Arkansas, Inc.             Delaware

Brooks Fiber Communications of Bakersfield, Inc.          Delaware

Brooks Fiber Communications of Connecticut, Inc.          Delaware

Brooks Fiber Communications of Fresno, Inc.               Delaware


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

Brooks Fiber Communications of Idaho, Inc.                Delaware

Brooks Fiber Communications of Massachusetts, Inc.        Delaware

Brooks Fiber Communications of Michigan, Inc.             Michigan

Brooks Fiber Communications of Minnesota, Inc.            Delaware

Brooks Fiber Communications of Mississippi, Inc.          Delaware

Brooks Fiber Communications of Missouri, Inc.             Delaware

Brooks Fiber Communications of Nevada, Inc.               Delaware

Brooks Fiber Communications of New England, Inc.          Delaware

Brooks Fiber Communications of New Mexico, Inc.           Delaware

Brooks Fiber Communications of New York, Inc.             Delaware

Brooks Fiber Communications of Ohio, Inc.                 Delaware

Brooks Fiber Communications of Oklahoma, Inc.             Delaware

Brooks Fiber Communications of Rhode Island, Inc.         Delaware

Brooks Fiber Communications of Sacramento, Inc.            Nevada

Brooks Fiber Communications of San Jose, Inc.              Nevada

Brooks Fiber Communications of Stockton, Inc.             Delaware

Brooks Fiber Communications of Tennessee, Inc.            Delaware

Brooks Fiber Communications of Texas, Inc.                Delaware

Brooks Fiber Communications of Tucson, Inc.               Delaware

Brooks Fiber Communications of Tulsa, Inc.                Delaware

Brooks Fiber Communications of Utah, Inc.                 Delaware

Brooks Fiber Communications of Virginia, Inc.             Virginia

B.T.C. Real Estate Investments, Inc.                      Missouri

BTC Transportation Corporation                            Delaware

Fibercom of Missouri, Inc.                                Missouri

J.B. Telecom, Inc.                                        Missouri

Tenant Network Services, Inc.                            California

BTC Finance Corp.                                         Delaware

New England Fiber Communications L.L.C.                   Delaware

WorldCom Funding Corporation                              Delaware

MCI WORLDCOM Venture Fund, Inc.                           Delaware

MCI WORLDCOM Synergies Management Company, Inc.
  (89.5%)                                                 Delaware

MCI WORLDCOM Brands, L.L.C.                               Delaware

MCI WORLDCOM Capital Management Corporation               Delaware

MCI WORLDCOM Receivables Corporation                      Delaware

MCI WORLDCOM Capital Management Partners                  Delaware


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

MCI WorldCom Holding France                                France

WorldCom International Mobile Services, Inc.              Delaware

WorldCom Wireless (UK) Limited                         United Kingdom

MCI WorldCom Philippines, Inc.                          Philippines

WorldCom Wireless Solutions, Inc.                         Delaware

1-800-Collect, Inc.                                       Delaware

Advantage Company Limited                                 Bermuda

Darome Teleconferencing L.L.C.                            Delaware

Marconi Telegraph Cable Company, Inc.                     New York

MCI Canada, Inc.                                          Delaware

MCI Communications Corporation                            Delaware

MCI Equipment Acquisition Corporation                     Delaware

MCI WORLDCOM Financial Management Corporation             Delaware

MCI Galaxy III Transponder Leasing, Inc.                  Delaware

MCI Global Access Corporation                             New York

MCI WORLDCOM International, Inc.                          Delaware

MCI Global Support Corporation                            Delaware

MCI International Services, L.L.C.                        Delaware

MCI International Telecommunications Corporation          Delaware

MCI International, Inc.                                   Delaware

MCI Investments Holdings, Inc.                            Delaware

MCI Network Technologies, Inc.                            Delaware

MCI Omega Properties, Inc.                                Delaware

MCI Research, Inc.                                        Delaware

MCI Systemhouse L.L.C.                                    Delaware

MCI WORLDCOM Network Services, Inc.                       Delaware

MCI WORLDCOM Network Services of Virginia, Inc.           Virginia

MCI WorldCom Telecommunications
  (Czech Republic), s.r.o.                             Czech Republic

MCI Transcon Corporation                                  Delaware

MCI Transponder Leasing, Inc.                             Delaware

MCI Videocom, Inc.                                        Delaware

MCI Wireless, Inc.                                        Delaware

MCI/OTI Corporation                                       Delaware

MCImetro Access Transmission Services LLC                 Delaware

MCImetro Access Transmission Services of Virginia, Inc.   Virginia

MCI WORLDCOM Brooks Telecom, LLC                          Delaware

   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

MCI WORLDCOM MFS Telecom, LLC                             Delaware

ESAG Holdings Participacoes S.A.                           Brazil

Guimar Holdings S.A.                                       Brazil

Proceda Tecnologia e Informatica, S.A.                     Brazil

N.C.S. Equipment Corporation                              New York

networkMCI, Inc.                                          Delaware

Nova Cellular Co.                                         Illinois

Overseas Telecommunications, Inc.                         Delaware

Southernnet of South Carolina, Inc.                    South Carolina

Southernnet Systems, Inc.                                 Virginia

Southernnet, Inc.                                          Georgia

Telecom*USA, Inc.                                         Delaware

Teleconnect Company                                         Iowa

Teleconnect Long Distance Services & Systems Co.            Iowa

3568695 Canada, Inc.                                       Canada

WorldCom International Data Services, Inc.                Delaware

MCI WORLDCOM Brazil LLC                                   Delaware

MCI International (Argentina) S.A.                        Argentina

MCI International (Belize) Ltd.                             Belize

MCI Bolivian Investments Company S.A.                      Bolivia

Corporacion ABC Internacional,S. de R.L. de C.V.            Mexico

Startel-Participacoes Ltda.                                 Brazil

MCI Solutions Telecomunicacoes LTDA.                        Brazil

MCI International Telecomunicacoes do Brasil Ltda.          Brazil

MCI International (Chile) S.A.                              Chile

MCI International (Columbia) Ltda.                         Columbia

MCI Internacional Guatemala, Sociedad Anonima           Guatemala City

Telefonica Pan Americana MCI de Panama, S.A.              Panama City

Telefonica Pan Americana MCI, BV                          Netherlands

MCI International Panama, S.A.                               Panama

MCI International de Venezuela, S.A.                       Venezuela

MCI International (Belgium) S.A./N.V.                       Belgium

MCI International (France) S.A.R.L.                          France

MCI International (Deutschland) GmbH                        Germany

MCI International (Ireland) Limited                         Ireland

MCI International (Italy) S.R.L.                             Italy


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

MCI Global Ventures, B.V.                                 Netherlands

MCI International (Japan) Co., Ltd.                          Japan

MCI WorldCom Taiwan Co. Ltd.                              Taiwan, ROC

MCI Telecommunications (Israel) Ltd.                         Israel

MCI Telecommunications (South Africa)
  (Proprietary) Limited                                   South Africa

MCI International (Portugal) Telecomunicacoes, Lda.          Portugal

MCI International (Sweden) AB                                Sweden

MCI (CIS) LLC (50%)                                          Russia

MCI-CIS                                                      Russia

Embratel Participacoes S.A. (51.79%)                         Brazil

Empresa Brasileira de Telecomunicacoes (98.75%)              Brazil

NewSatCo Argentina S.R.L.                                  Argentina

MCI Worldcom International (Hungary) Telecommunications
  Ltd.                                                      Hungary

E.L. Acquisition, Inc.                                      Delaware

Wireless Video Enterprises, Inc.                          California

Southern Wireless Video, Inc.                               Delaware

CC Wireless, Inc.                                           Delaware

Cross Country Telecommunications, Inc.                     New Jersey

Cross Country Wireless, Inc.                                Delaware

Wireless Video Enhanced Services                           California

Wireless Video Services                                    California

CAI Wireless Systems, Inc.                                Connecticut

AMI License Corp.                                            Delaware

Atlantic Microsystems, Inc.                                  Delaware

Baltimore Choice Television, Inc.                            Delaware

Baltimore License, Inc.                                      Delaware

Baltimore License II, Inc.                                   Delaware

Buffalo Choice Television, Inc.                              Delaware

Buffalo License, Inc.                                        Delaware

Buffalo License II, Inc.                                     Delaware

CAI CT Holdings Corp.                                        Delaware

CAI Data Systems, Inc. (50%)                                 Delaware

CAI Development, Inc.                                        Delaware

CAI Satellite Communications, Inc. (50%)                     Delaware

CAI Wireless Internet, Inc.                                  Delaware

CAI/AMI Spectrum Management, Inc.                            Delaware



   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

Chenango Associates, Inc.                                 New York

Communications Transport, Inc.                            Delaware

Commonwealth Choice Television, Inc.                      Delaware

Commonwealth License, Inc.                                Delaware

Commonwealth License II, Inc.                             Delaware

Connecticut Choice Television, Inc.                     Connecticut

Connecticut License, Inc.                                 Delaware

Connecticut License II, Inc.                              Delaware

CS Wireless Systems, Inc. (94%)                           Delaware

Eastern New England TV, Inc.                              Delaware

Eastern New England License, Inc.                         Delaware

Eastern New England License II, Inc.                      Delaware

Greater Albany Wireless Systems, Inc.                     New York

Greater Albany License, Inc.                              Delaware

Greater Albany License II, Inc.                           Delaware

Greensboro Choice Television, Inc.                        Delaware

Greensboro License, Inc.                                  Delaware

Greensboro License II, Inc.                               Delaware

Hampton Roads Wireless, Inc.                              Delaware

Hampton Roads License, Inc.                               Delaware

Hampton Roads License II, Inc.                            Delaware

Long Island Choice Television, Inc.                       Delaware

Long Island License, Inc.                                 Delaware

Long Island License II, Inc.                              Delaware

Memphis Choice Television, Inc.                           Delaware

Memphis License, Inc.                                     Delaware

Memphis License II, Inc.                                  Delaware

MMDS Satellite Ventures, Inc. (50%)                       Delaware

New York Choice Television, Inc.                          Delaware

New York License, Inc.                                    Delaware

New York License II, Inc.                                 Delaware

Niskayuna Associates, Inc.                                Delaware

Onondaga Wireless, Inc.                                   New York

Onteo Associates, Inc.                                    New York

PC License, Inc.                                          Delaware

PC License II, Inc.                                       Delaware



   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

Philadelphia Choice Television, Inc.                     Delaware

Pittsburgh Choice Television, Inc.                       Delaware

Pittsburgh License, Inc.                                 Delaware

Pittsburgh License II, Inc.                              Delaware

Rochester Choice Television, Inc.                        Delaware

Rochester License, Inc.                                  Delaware

Rochester License II, Inc.                               Delaware

Springfield Choice Television, Inc.                      Delaware

Springfield License, Inc.                                Delaware

Syracuse Choice Television, Inc.                         Delaware

Syracuse License, Inc.                                   Delaware

Syracuse License II, Inc.                                Delaware

TelQuest Satellite Services LLC (56.68%)                 Delaware

Washington Choice Television, Inc.                       Delaware

Washington License, Inc.                                 Delaware

Washington License II, Inc.                              Delaware

Winston-Choice License, Inc.                             Delaware

Winston-Choice License II, Inc.                          Delaware

Winston-Salem Choice Television, Inc.                    Delaware

Wireless Enterprises LLC (75%)                           Delaware

Housatonic Wireless, Inc.                                New York

ACS California, Inc.                                    California

CS Wireless Battle Creek, Inc.                           Delaware

D&W TV, L.L.C. (75%)                                      Texas

MetroCable, Inc.                                          Ohio

Metropolitan Satellite Corp.                              Ohio

USA AirLink, Inc.                                        Delaware

USA Spectrum Holdings, Inc.                              Delaware

USA Wireless Cable, Inc.                                 Nebraska

Valley Wireless Cable, Inc.                             California

SkyTel Communications, Inc.                              Delaware

SkyTel Corp.                                             Delaware

Mtel Technologies, Inc.                                  Delaware

Mtel International, Inc.                                 Delaware

Mtel Latin America, Inc. (76%)                           Delaware

COM/NAV Realty Corp.                                     Delaware

   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

Intelligent Investment Partners, Inc.                    Delaware

Mtel American Radiodetermination Corporation             Delaware

Mtel Cellular, Inc.                                      Delaware

MobileComm Europe Inc.                                   Delaware

Mtel Digital Services, Inc.                              Delaware

Mtel Microwave, Inc.                                     Delaware

Mtel Service Corporation                                 Delaware

Mtel Space Technologies Corporation                      Delaware

Mtel Asia, Inc.                                          Delaware

SkyTel Telecomunicaciones Argentina, S.A.               Argentina

Mtel Chile S.A.                                           Chile

Mtel Costa Rica S.A.                                    Costa Rica

Mtel del Ecuador S.A.                                     Ecuador

Telecomunicaciones SkyTel C.A.                          Venezuela

Comunicaciones Racotec, S.A.                            Costa Rica

Fagem Electronica, S.A.                                 Costa Rica

Mtel Columbia S.A.                                       Colombia

Radio Aviso S.A.                                          Uruguay

Nubal S.A.                                                Uruguay

Mtel China, Inc.                                         British VI

SkyTel (UK) Limited                                          UK

Mtel (UK) Limited                                            UK

Mtel Dominicana, S.A. (50%)                          Dominican Republic

Mtel Guatemala S.A. (50%)                                 Guatemala

SkyTel Panama                                               Panama

Wireless One, Inc.                                         Delaware

Wireless One Operating Company, LLC                          Texas

Tru Vision Wireless, Inc.                                  Delaware

Wireless One PCS, Inc.                                     Delaware

Wireless One of Alabama, Inc.                               Alabama

Wireless One of Florida, Inc.                              Delaware

Wireless One of Florida Leasing Company, Inc.              Delaware

Wireless One of Georgia, Inc.                              Delaware

Wireless One of Georgia Leasing Company, Inc.              Delaware

Wireless One of Louisiana, LLC                              Texas

Wireless One of Louisiana Leasing Company, LLC              Texas


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.

                                                                    EXHIBIT 21.1


                              MCI WORLDCOM, INC.
                              ------------------
                              SUBSIDIARIES/(1)/
--------------------------------------------------------------------------------
                                                      Jurisdiction of
     Name of Company/(2)/                              Incorporation
     ---------------                                   -------------

Wireless One of Mississippi Leasing Company, Inc.         Delaware

Wireless One of Tennessee, Inc.                           Delaware

Wireless One of Tennessee Leasing, LP                    Tennessee

Wireless One of Texas, Inc.                               Delaware

Wireless One of Texas Leasing, LP                          Texas

Wireless One of Tallahassee, Inc.                         Delaware

Wireless One of Bryan, Texas, Inc. (80%)                  Delaware

Bartel, Inc.                                              Alabama

Tru Vision-Flippin, Inc.                                  Delaware

Tru Vision-Gadsden, Inc.                                  Delaware

Tru-Vision-Huntsville, Inc.                               Delaware

Tru Vision-Jacksonville, Inc.                             Delaware

Tru Vision-Lawrenceburg, Inc.                             Delaware

Tru Vision-Memphis, Inc.                                  Delaware

Applied Video Technologies, Inc.                          Delaware

Tru Vision-Chattanooga, Inc.                              Delaware

Gulf Coast Wireless, Inc.                                  Texas

Pan Wireless Communications, Inc.                         Delaware

Wireless Media Services, Inc.                             Delaware

Phipps Wireless, Inc.                                      Florida

SWCC, Inc.                                                 Georgia

Shoals Wireless, Inc.                                     Tennessee

Wireless One of Natchez, Inc.                              Delaware

Wireless One of Alabama Leasing Company, Inc.              Alabama

Wireless One of Arkansas Leasing Company, Inc.             Delaware

Wireless One of Kentucky Leasing Company, Inc.             Delaware

Wireless One of Tennessee GP, Inc.                         Delaware

Wireless One of Texas GP, Inc.                             Delaware

Wireless One of North Carolina, L.L.C. (50%)               Delaware


   (1) All subsidiaries are 100% owned by parent or other subsidiary unless otherwise designated.

(2) Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.